EXHIBIT 10.2

          ************************************************************


                      INTERNATIONAL SHIPHOLDING CORPORATION

                                   as Borrower

                          -----------------------------


                                   $48,000,000

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                             Dated as of May 4, 1999


                  (Originally dated as of January 22, 1998 and
                   amended and restated as of March 31, 1998)

                         ------------------------------


                                 CERTAIN LENDERS


                            SALOMON SMITH BARNEY INC.
                                   as Arranger

                                 CITIBANK, N.A.
                             as Administrative Agent

          ************************************************************

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

            SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 4, 1999 among INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation (the "BORROWER"); Citibank, N.A., Bank One, Louisiana N.A. and FMB Bank (each, an "EXISTING LENDER"); the bank listed on Schedule 2 hereto (the "NEW LENDER" and, together with the Existing Lenders, the "LENDERS"); and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

            WHEREAS, the Borrower, the Existing Lenders, the Declining Lender(s) (as defined below) and the Administrative Agent are parties to that certain Credit Agreement dated as of January 22, 1998, amended and restated as of March 31, 1998 (the "EXISTING CREDIT AGREEMENT"); and

            WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement to, among other things, decrease the aggregate amount of the Commitments and reflect the addition of the New Lender as a Lender and accordingly to re-allocate the Advances outstanding under the Existing Credit Agreement immediately prior to the Second Restatement Date (the "EXISTING ADVANCES"), as hereinafter defined, PRO RATA among all of the Lenders on the basis of their respective Commitments as in effect immediately upon the occurrence of the Second Restatement Date.

            NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement, which is incorporated herein by reference, with the amendments specified in
Section 2 below (as so amended and restated, the "CREDIT AGREEMENT").

            Section 1. DEFINITIONS. Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement. Except as used in the definitions set forth in Section 2(c) below, references to "hereby," "herein," "hereof" and "herewith" refer to this document but not the Credit Agreement.

            Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, effective as of the Second Restatement Date (as hereinafter defined), the Existing Credit Agreement shall be amended as follows:

            (a) GENERAL. All references in the Existing Credit Agreement to "this Agreement" (including indirect references) shall be deemed to refer to the Credit Agreement.

            (b) COMMITMENTS; ADVANCES. (1) The Existing Advances shall (upon and subject to the making of the payments provided for, and satisfaction of the other conditions set forth in, Section 4 hereof) be deemed to have been repaid in full, each Existing Lender shall simultaneously, for all purposes of the Credit Agreement, be deemed to have made an Advance on the Second Restatement Date in the amount set forth opposite its name in Schedule 1 hereto, and the Commitment of each Existing Lender shall be the amount set forth opposite its name in said Schedule 1; (2) each Declining Lender (as defined below) shall cease to be, and shall cease to have any of the rights and obligations of, a "Lender" under the Credit Agreement; and (3) the New Lender shall be deemed to be a Lender for all purposes of the Credit Agreement, having an Advance in the amount set forth opposite its name in Schedule 2 hereto and the Address for Notices and Applicable Lending Office set forth opposite its name in said Schedule 2, and the Commitment of the New Lender shall be the amount set forth opposite its name in said Schedule 2. Anything in the Existing Credit Agreement to the contrary notwithstanding, commitment fee shall, from and after the Second Restatement Date, be for the account of the respective Lenders in accordance with their respective Commitments (but all commitment fee accrued to but not including the Second Restatement Date shall be for the sole account of the Existing Lenders).

            (c) DEFINITIONS. The following definitions in Section 1.01 of the Existing Credit Agreement are added (to the extent not already included in said Section 1.01) or amended (to the extent already included in said
      Section 1.01) to read in their entirety as follows:

                  "APPLICABLE MARGIN" means, for any day, the respective rate per annum set forth in the table below opposite the Utilization Level prevailing on the Calculation Date immediately preceding such day under the caption "Applicable Margin":

            --------------------------------------------------------------------
            Utilization Level                            Applicable Margin
            --------------------------------------------------------------------
            Utilization Level 1                                1.00%
            --------------------------------------------------------------------
            Utilization Level 2                                1.25%
            --------------------------------------------------------------------

            The Administrative Agent shall determine the Utilization Level and corresponding Applicable Margin on each Calculation Date. Each such determination of the Applicable Margin, and each change in the Applicable Margin resulting from a change in the Utilization Level, shall become effective with respect to all outstanding Eurodollar Rate Advances from and including such Calculation Date until but excluding the immediately succeeding Calculation Date.

                  "CALCULATION DATE" means the first day of each Interest
            Period.

                  "COMMITMENT" means, as to any Lender, the amount set forth opposite its name on Schedules 1 or 2 (as the case may be) to the Second Amended and Restated Credit Agreement or, if applicable, as to any Lender that has entered into an Assignment and Acceptance, the amount set forth for such Lender in the Register, in each case as the same may be reduced pursuant to Section 2.04 or increased or reduced pursuant to assignments effected in accordance with Section 8.06. The aggregate amount of the Commitments as of May 4, 1999 is $48,000,000.

                  "COMMITMENT TERMINATION DATE" means the earlier of (i) March
            31, 2002 (or, if such date is not a Business Day, the immediately preceding Business Day) and (ii) the date of termination or cancellation of the Commitments pursuant to the terms of this Agreement.

                  "SECOND AMENDED AND RESTATED CREDIT AGREEMENT" means the
            Second Amended and Restated Credit Agreement dated as of May 4, 1999 among the parties hereto.

                  "UTILIZATION LEVELS" means, on any Calculation Date, (a)
            Utilization Level 1 if the aggregate amount of Commitments utilized is less than or equal to $25,000,000 and (b) Utilization Level 2 if the aggregate amount of Commitments utilized is greater than $25,000,000.

            (d) The reference to "$50,000,000" in the last line of Section 2.01(a) of the Existing Credit Agreement shall be replaced by "$48,000,000".

            (e) The reference to "$60,000,000" in clause (v) of Section 5.02(b) of the Existing Credit Agreement shall be replaced by "$50,000,000".

            (f) Schedule 4.01(m) of the Existing Credit Agreement is hereby deleted and replaced in its entirety with Schedule 4.01(m), attached as Annex A hereto.

            Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as of the Second Restatement Date (as hereinafter defined) that (i) the representations and warranties set forth in Section 4.01 of the Existing Credit Agreement are true as if made on and as of the Second Restatement Date and as if each reference in such representations and warranties to the Existing Credit Agreement referred to the Credit Agreement and (ii) no event has occurred and is continuing that constitutes a Default (and the parties agree that if any of said representations and warranties shall prove to have been incorrect in any material respect when made, the occurrence and continuance of such event shall constitute an Event of Default under Section 6.01(b) of the Credit Agreement).

            Section 4. CONDITIONS PRECEDENT. The amendment and restatement of the Existing Credit Agreement contemplated hereby shall become effective, as of May 4, 1999 (the "SECOND RESTATEMENT DATE"), upon the satisfaction of the following conditions:

            (a) EXECUTION BY ALL PARTIES. This Agreement shall have been executed and delivered by each of the parties hereto. If there exists any Person that is a "Lender" under and as defined in the Existing Credit Agreement but not a Lender hereunder (each, a

      "DECLINING Lender"), such Person shall have confirmed, in a manner satisfactory to the Administrative Agent, that its commitments under the Credit Agreement have terminated and that it is no longer party to the Credit Agreement.

            (b) NOTES. Each Existing Lender and each Declining Lender shall have delivered to the Administrative Agent the Note executed by the Borrower and delivered to such Existing Lender and Declining Lender pursuant to the Existing Credit Agreement, the Borrower shall have delivered to the Administrative Agent a new Note payable to each Lender in the amount of the Commitment of such Lender as set forth in Schedule 2 (in the case of the New Lender) or Schedule 1 (in the case of the Existing Lenders) hereto after giving effect to the occurrence of the Second Restatement Date, and the Administrative Agent shall have returned to the Borrower, upon receipt of said new Notes, the existing Notes marked "Cancelled".

            (c) ADVANCES. The New Lender shall have remitted to the Administrative Agent on the Second Restatement Date an amount equal to the amount of its Advance as specified in Schedule 2, by wire transfer of Dollars in immediately available funds at the Administrative Agent's Account, for prompt distribution by the Administrative Agent to each Declining Lender in such aggregate amount as is required to reduce the outstanding Existing Advance of such Declining Lender, on the Second Restatement Date, to zero.

            (d) OPINION OF COUNSEL TO THE BORROWER. The Administrative Agent shall have received a favorable opinion in form and substance satisfactory to it from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel to the Borrower, with respect to such matters relating to this Agreement and the Credit Agreement as the Administrative Agent may request.

            (e) CORPORATE DOCUMENTS. The Administrative Agent shall have received certified copies of the charter and by-laws of the Borrower (or, in the alternative, an officer's certificate of the Borrower that such constitutive documents have not been amended, rescinded or revoked, and remain in full force and effect, since delivery thereof to the Administrative Agent on January 22, 1998) and of all corporate authorizations for the Borrower (including without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the making and performance by the Borrower of this Agreement and the Credit Agreement.

            (f) INTEREST AND FEES. The Borrower shall have paid to the Administrative Agent for account of each Existing Lender and of each Declining Lender all unpaid interest, fees and all other amounts (including without limitation any amounts due and payable under Section 8.04(c) of the Existing Credit Agreement) outstanding under the Existing Credit Agreement accrued through the Second Restatement Date. In addition, the Borrower shall have paid to the Administrative Agent for account of each Lender an amendment fee in the amount of $5,000 per Lender.

            (g) OTHER DOCUMENTS. The Administrative Agent shall have received such other documents as the Administrative Agent, any Lender or special New York counsel to the Administrative Agent may reasonably request.

            Section 5.  MISCELLANEOUS.

            (a) The parties agree that the provisions of Section 8.06 of the Existing Credit Agreement are inapplicable to the transactions contemplated by this Agreement, but shall apply to any and all assignments or participations of the Advances occurring after the Second Restatement Date.

            (b) Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect.

            (c) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart and sending the same by facsimile, mail, messenger or courier to the Administrative Agent or counsel to the Administrative Agent.

            (d) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

            (e) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Credit Agreement to be duly executed as of the day and year first above written.

                                    BORROWER

                                    INTERNATIONAL SHIPHOLDING CORPORATION

                                    By   /s/ NIELS W. JOHNSEN
                                      Name:  Niels W. Johnsen
                                      Title:  Chairman of the Board

                                    ADMINISTRATIVE AGENT

                                    CITIBANK, N.A., as
                                      Administrative Agent

                                    By   /s/ SANJIV NAYAR
                                      Name:  Sanjiv Nayar
                                      Title:  Vice President

                                    LENDERS

                                    CITIBANK, N.A.

                                    By   /s/ SANJIV NAYAR
                                      Name:  Sanjiv Nayar
                                      Title:  Vice President

                                    BANK ONE, LOUISIANA N.A.

                                    By   /s/ KATHELEEN M. TURNER
                                      Name:  Katheleen M. Turner
                                      Title:  Authorized Officer

                                    FMB BANK

                                    By  /s/  JAMES B. BELLE III
                                      Name:  James B. Belle III
                                      Title:  Assistant Vice President


                                    HIBERNIA NATIONAL BANK

                                    By   /s/ BRUCE ROSS
                                      Name:  Bruce Ross
                                      Title:  Senior Vice President

=====================================================================================================================
                                                                         Outstanding Principal Amount
                                                                            of Advance Immediately
                            Applicable Lending                                After Occurence of
Name of Existing Lender           Office            Address for Notices        Restatement Date         Commitment
---------------------------------------------------------------------------------------------------------------------
Citibank, N.A.         DOMESTIC LENDING OFFICE:
                       -----------------------
                       399 Park Avenue                   2 Penns Way                   $4,250,000        $12,000,000
                       New York, NY  10043               Suite 200
                                                         New Castle, DE  19720
                       EURODOLLAR LENDING OFFICE:
                       -------------------------         Heather Morgan
                       399 Park Avenue                   Tel:  302-894-6006
                       New York, NY  10043               Fax:  302-894-6120
---------------------------------------------------------------------------------------------------------------------
Bank One, Louisiana    DOMESTIC LENDING OFFICE:
N.A.                   -----------------------
                       201 St. Charles Avenue            201 St. Charles Avenue        $4,250,000        $12,000,000
                       Suite 1410                        Suite 1410
                       New Orleans, LA 70170             New Orleans, LA 70170

                       EURODOLLAR LENDING OFFICE:
                       -------------------------         Attn: Gloria J. Lemoine
                       201 St. Charles Avenue            Tel: 504-558-1275
                       Suite 1410                        Fax: 504-558-1279
                       New Orleans, LA 70170

---------------------------------------------------------------------------------------------------------------------
FMB Bank               DOMESTIC LENDING OFFICE:
                       -----------------------
                       25 South Charles Street           25 South Charles Street        $4,250,000       $12,000,000
                       15th Floor                        15th Floor
                       Baltimore, MD 21201               Baltimore, MD 21201

                       EURODOLLAR LENDING OFFICE:
                       -------------------------         Attn: Maureen Smith/
                       25 South Charles Street                 Daisy Berchini
                       15th Floor                        Tel:  410-244-4796/4522
                       Baltimore, MD 21201               Fax:  410-244-4142
=====================================================================================================================

                                                                      SCHEDULE 2

                                        New Lenders;
                                  INITIAL ADVANCE AMOUNTS
=====================================================================================================================
                                                                                   Outstanding
                                                                               Principal Amount of
                                                                               Advance Immediately
                           Applicable Lending                                  After Occurrence of
  Name of New Lender             Office               Address for Notices       Restatement Date       Commitment
---------------------------------------------------------------------------------------------------------------------
Hibernia National      DOMESTIC LENDING OFFICE:
Bank                   -----------------------
                       313 Carondelet Street       313 Carondelet Street         $4,250,000           $12,000,000
                       10th Floor                  10th Floor
                       New Orleans, LA 70130       New Orleans, LA 70130

                       EURODOLLAR LENDING OFFICE:
                       -------------------------
                       313 Carondelet Street       Attn:  Sandra Margavio
                       10th Floor                  Tel:  504-533-5354
                       New Orleans, LA 70130       Fax:  504-533-5434
=====================================================================================================================

                                                                         ANNEX A

                       SCHEDULE 4.01(M) - EXISTING DEBT

PART I

See attached.



PART II

See attached.

                    INTERNATIONAL SHIPHOLDING CORPORATION
                        OUTSTANDING DEBT AT 4/30/99 *

                                      TOTAL      OUTSTANDING
                                      LINE           DEBT
                                    AT 4/30/99    AT 4/30/99                         COLLATERAL
CGL    First Nat Bk of Maryland - $12M              5,000,000   Green Wave, Green Ridge, assignment of freights, MSC charter
CGL    First Nat Bk of Maryland - $5M               2,750,000   Green Wave, Green Ridge, assignment of freights, MSC charter
CGL    NationsBank - ATFO Barges                    1,153,574   82 Lash Barges
CGL    Philadelphia - 76 Barges                     1,052,781   76 Lash Barges, security interest in receivables, charter hire
CGL    Philadelphia - 82 Barges                     1,555,992   82 Lash Barges, security interest in receivables, charter hire
CGL    Sale/Leaseback Agreement                    12,332,700   326 Lash Barges
ESC    $50M Energy Enterprise                      34,958,226   Energy Enterprise, assignment of time charter, freight, hire
ISC    9% Senior Notes Due 2003                    92,891,000   Unsecured
ISC    7.75% Senior Notes Due 2007                110,000,000   Unsecured
LCI    NationsBank - Atlantic Forest                8,685,713   Atlantic Forest
LCI    Citibank - Asian King                       47,000,000   Asian King, assignment of time charter, freights, hire
SCI    Title XI - Sulphur Enterprise               25,969,000   Sulphur Enterprise
                                                 ------------
                                                  343,348,986
                                                 ============

LEGEND:

CGL    Central Gulf Lines, Inc.
ESC    Enterprise Ship Company
ISC    International Shipholding Corporation
LCI    LCI Shipholdings, Inc.
SCI    Sulphur Carriers, Inc.

*   Excludes Corporate Line of Credit Drawings